                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 3, 1998
                                (August 26, 1998)



                             FORWARD AIR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                 Tennessee                                  000-22490                       62-1120025
-----------------------------------------------       ------------------------           ------------------
(State or other jurisdiction of incorporation)        (Commission File Number)            (I.R.S. Employer
                                                                                         Identification No.)


  430 Airport Road, Greeneville, Tennessee                                              37745
--------------------------------------------                                          ----------
  (Address of principal executive offices)                                            (Zip Code)



       Registrant's telephone number, including area code: (423) 636-7100



                             Landair Services, Inc.
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS


         On August 24, 1998, at a special meeting of shareholders of Forward Air Corporation, formerly Landair Services, Inc. (the "Company"), the shareholders of the Company approved a proposal to amend the Company's Charter to change the name of the Company to Forward Air Corporation. The Company amended its Charter on August 26, 1998, and the Company's Nasdaq National Market trading symbol was changed to FWRD at the close of business on August 26, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits:

         3.1 Articles of Amendment to the Charter of Landair Services, Inc., as filed with the Tennessee Secretary of State on August 26, 1998.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FORWARD AIR CORPORATION


Date: September 3, 1998             By: /s/ Edward W. Cook
                                        ----------------------------------------
                                            Edward W. Cook
                                            Chief Financial Officer, Senior Vice
                                            President and Treasurer

                                  EXHIBIT INDEX


EXHIBIT NO.
-----------
3.1      Articles of Amendment to the Charter of Landair Services, Inc., as
         filed with the Tennessee Secretary of State on August 26, 1998.
